UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): April 7, 2017

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966
(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
The Company entered into a Severance Agreement dated April 7, 2017, with Laurie Van Brunt - Brand President - Soma, who left the Company March 31, 2017, which is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01 Other Events
On April 7, 2017, the Company issued a press release announcing its Board of Directors declared a quarterly cash dividend of $0.0825 per share.
A copy of the release issued on April 7, 2017 is attached to this Report as Exhibit 99.2 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d)Exhibits:

Exhibit 99.1	Severance Agreement dated April 7, 2017
Exhibit 99.2	Press Release of Chico’s FAS, Inc. dated April 7, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: April 7, 2017	By:
/s/ Todd E. Vogensen
Todd E. Vogensen, Executive Vice President, Chief Financial Officer and Assistant Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Severance Agreement dated April 7, 2017
Exhibit 99.2	Press Release of Chico’s FAS, Inc. dated April 7, 2017